UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

Nexstar Media Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of principal executive offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2019, Nexstar Media Group, Inc., a Delaware corporation (“Nexstar”), entered into definitive asset purchase agreements to sell a total of nineteen stations in fifteen markets to TEGNA Inc. (“TEGNA”) and The E.W. Scripps Company (“Scripps”) following Nexstar’s proposed acquisition of Tribune Media Company (“Tribune”) pursuant to a definitive merger agreement (the “Tribune Merger Agreement”) under which Nexstar agreed to acquire 100% of the outstanding shares of Tribune.

Under the terms of the asset purchase agreement with TEGNA (the “TEGNA Purchase Agreement”), TEGNA will acquire substantially all of the assets of television broadcast stations (i) WTIC / WCCT in Hartford-New Haven, CT; (ii) WPMT in Harrisburg-Lancaster-Lebanon-York, PA; (iii) WATN /WLMT in Memphis, TN; (iv) WNEP in Wilkes Barre-Scranton, PA; (v) WOI / KCWI in Des Moines-Ames, IA; (vi) WZDX in Huntsville-Decatur-Florence, AL; (vii) WQAD in Davenport, IA-Rock Island-Moline, IL; and (viii) KFSM in Ft. Smith-Fayetteville-Springdale-Rogers, AR for cash consideration of $740 million (subject to customary purchase price adjustments).

Under the terms of the asset purchase agreement with Scripps (the “Scripps Purchase Agreement”), Scripps will acquire substantially all of the assets of television broadcast stations (i) KASW in Phoenix, AZ; (ii) WPIX in New York, NY, (iii) WSFL-TV in Miami, FL, (iv) KSTU in Salt Lake City, Utah, (v) WTKR / WGNT in Norfolk-Portsmouth, VA, (vi) WXMI in Grand Rapids, MI and (vii) WTVR-TV in Richmond, VA for cash consideration of $580 million (subject to customary purchase price adjustments).

The consummation of each transaction is subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the closing of the transactions contemplated by the Tribune Merger Agreement, (ii) the receipt of approval from the Federal Communications Commission and the Department of Justice and the expiration or termination of any waiting period applicable to such transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of certain legal impediments to the consummation of such transaction.

The parties’ respective obligations to consummate each transaction are also subject to certain additional customary conditions, including (i) the accuracy of representations and warranties of the other party (generally subject to a “material adverse effect” standard, (ii) performance by the other party of its covenants in all material respects and (iii) receipt of certain required third party consents.

The consummation of each transaction is expected to occur simultaneously with the closing of the transactions contemplated by the Tribune Merger Agreement.

The foregoing description of the transactions described herein and the TEGNA Purchase Agreement and Scripps Purchase Agreement does not purport to be complete and each is subject to, and qualified in its entirety by, the full text of the TEGNA Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Scripps Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2, as applicable, and each is incorporated into this report by reference in its entirety.

Item 8.01	Other Events.

On March 20, 2019, Nexstar issued a press release announcing the entry into the TEGNA Purchase Agreement and the Scripps Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to Nexstar’s Current Report on Form 8-K filed on March 20, 2019 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated as of March 20, 2019, by and among Nexstar Media Group, Inc., Belo Holdings, Inc. and TEGNA Inc.

2.2*	Asset Purchase Agreement, dated as of March 20, 2019, by and among Nexstar Media Group, Inc., Scripps Media, Inc. and Scripps Broadcasting Holdings, LLC

99.1	Press Release of Nexstar Media Group, Inc. dated March 20, 2019 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Nexstar Media Group, Inc. on March 20, 2019)

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Nexstar has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, Nexstar claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report on Form 8-K, concerning, among other things, the ultimate outcome, benefits and cost savings of any possible transaction between Nexstar and Tribune Media Company (“Tribune”) and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Nexstar and Tribune; the risk that Nexstar fails to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement, the impact of changes in national and regional economies, the ability to service and refinance our outstanding debt, successful integration of Tribune (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Unless required by law, Nexstar undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Nexstar’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2019	NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
	Name:	Thomas E. Carter Executive Vice President & Chief Financial Officer
Title: